Exhibit 10.1

TERMINATION OF AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT

THIS TERMINATION OF AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT (this “Termination”) is executed and delivered as of December 31, 2025 (the “Effective Date”), by and among AlerisLife Inc. (“Aleris”), a Maryland corporation, FVE Managers, Inc. (“Manager”), a Maryland corporation and subsidiary of Aleris, Diversified Healthcare Trust (“DHC”), a Maryland real estate investment trust, and the parties listed on the signature page hereof as owners (each, an “Owner” and, collectively, “Owners”).

WHEREAS, Aleris (formerly known as Five Star Senior Living Inc.), Manager, DHC, and Owners are parties to that certain Amended and Restated Master Management Agreement, dated as of June 9, 2021, as amended (the “Master Management Agreement”), pursuant to which Manager currently manages certain senior living communities on behalf of Owners; and

WHEREAS, Manager and Tenant desire to terminate the Master Management Agreement effective as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereby agree as follows:

1.          Definitions. Capitalized terms used but not otherwise defined in this Termination shall have the meanings given such terms in the Master Management Agreement.

2.          Termination. The Term of the Master Management Agreement is hereby terminated as of the Effective Date, as if the Term of the Master Management Agreement was scheduled to expire on the Effective Date.

3.          Counterparts. This Termination may be executed in multiple counterparts, including by electronic signature or DocuSign, each of which shall constitute an original instrument but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Termination to be executed under seal by their duly authorized officers, all as of the Effective Date.

ALERISLIFE INC., and
FVE MANAGERS, INC.

By:	/s/ Jeffrey Leer
Jeffrey Leer
President of each of the foregoing entities

[Signature Page to Termination of Amended and Restated Master Management Agreement]

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Christopher J. Bilotto
Christopher J. Bilotto
President and Chief Executive Officer

OWNERS:

SNH FLA TENANT LLC,
SNH MASS TENANT LLC,
SNH SE TENANT TRS, INC.,
SNH VA TENANT LLC, and
SNH WIS TENANT LLC

By:	/s/ Christopher J. Bilotto
Christopher J. Bilotto
President and Chief Executive Officer of each of the foregoing entities

[Signature Page to Termination of Amended and Restated Master Management Agreement]